Exhibit 99.1

Innovative Industrial Properties 1 INNOVATIVE INDUSTRIAL PROPERTIES NYSE: IIPR INNOVATIVEINDUSTRIALPROPERTIES.COM COMPANY PRESENTATION POSTED: AUGUST 4, 2023

Innovative Industrial Properties 2 FORWARD LOOKING STATEMENTS This presentation and our associated comments include "forward-looking statements" (within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended) that are subject to risks and uncertainties. In particular, statements pertaining to our capital resources, portfolio performance and results of operations contain forward-looking statements. Likewise, our statements regarding anticipated growth in our funds from operations and anticipated market and regulatory conditions, our strategic direction, our dividend rate and policy, demographics, results of operations, plans and objectives are forward-looking statements. Forward-looking statements involve numerous risks and uncertainties, and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, data or methods which may be incorrect or imprecise, and we may not be able to realize them. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). You can identify forward-looking statements by the use of forward-looking terminology such as "believes“, "expects“, "may“, "will“, "should“, "seeks“, "approximately“, "intends“, "plans“, "estimates" or "anticipates" or the negative of these words and phrases or similar words or phrases. You can also identify forward-looking statements by discussions of strategy, plans or intentions. The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: rates of default on leases for our assets; concentration of our portfolio of assets and limited number of tenants; the estimated growth in and evolving market dynamics of the regulated cannabis market; the demand for regulated cannabis facilities; inflation dynamics; our ability to improve our internal control over financial reporting, including our inability to remediate an identified material weakness, and the costs and the time associated with such efforts; the impact of pandemics on us, our business, our tenants, or the economy generally; war and other hostilities, including the conflict in Ukraine; our business and investment strategy; our projected operating results; actions and initiatives of the U.S. or state governments and changes to government policies and the execution and impact of these actions, initiatives and policies, including the fact that cannabis remains illegal under federal law; availability of suitable investment opportunities in the regulated cannabis industry; our understanding of our competition and our potential tenants’ alternative financing sources; the expected medical-use or adult-use cannabis legalization in certain states; shifts in public opinion regarding regulated cannabis; the potential impact on us from litigation matters, including rising liability and insurance costs; the additional risks that may be associated with certain of our tenants cultivating, processing and/or dispensing adult-use cannabis in our facilities; the state of the U.S. economy generally or in specific geographic areas; economic trends and economic recoveries; our ability to access equity or debt capital; financing rates for our target assets; our level of indebtedness, which could reduce funds available for other business purposes and reduce our operational flexibility; covenants in our debt instruments, which may limit our flexibility and adversely affect our financial condition; our ability to maintain our investment grade credit rating; changes in the values of our assets; our expected portfolio of assets; our expected investments; interest rate mismatches between our assets and our borrowings used to fund such investments; changes in interest rates and the market value of our assets; the degree to which any interest rate or other hedging strategies may or may not protect us from interest rate volatility; the impact of and changes in governmental regulations, tax law and rates, accounting guidance and similar matters; our ability to maintain our qualification as a real estate investment trust for U.S. federal income tax purposes; our ability to maintain our exemption from registration under the Investment Company Act of 1940; availability of qualified personnel; and market trends in our industry, interest rates, real estate values, the securities markets or the general economy. The risks included here are not exhaustive, and additional factors could adversely affect our business and financial performance. In addition, we discussed a number of material risks in our most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q. Those risks continue to be relevant to our performance and financial condition. Moreover, we operate in a very competitive and rapidly changing environment. New risk factors emerge from time to time and it is not possible for management to predict all such risk factors, nor can it assess the impact of all such risk factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Any forward-looking statement made by us speaks only of the date on which we make it. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law. Stockholders and investors are cautioned not to unduly rely on such forward-looking statements when evaluating the information presented in our filings and reports. Market and industry data are included in this presentation. We have obtained substantially all of this information from internal studies, public filings, other independent published industry sources and market studies prepared by third parties. We believe these internal studies, public filings, other independent published industry sources and market studies prepared by third parties are reliable. However, this information may prove to be inaccurate. No representation or warranty is made as to the accuracy of such information. All amounts shown in this presentation are unaudited. This is not an offer to sell or solicitation to buy securities of Innovative Industrial Properties, Inc. Any offers to sell or solicitations to buy securities of Innovative Industrial Properties, Inc. shall be made only by means of a prospectus approved for that purpose.

Innovative Industrial Properties 3 Founded in 2016 We are the first and only publicly traded company on the New York Stock Exchange (NYSE: IIPR) to provide real estate capital to the regulated cannabis industry WHY IIPR WAS FORMED Specialized Real Estate U.S. cannabis operators require mission critical facilities with specialized buildouts to optimize environment and conform to licensing and zoning requirements Outsized Need for Capital U.S. cannabis operators have an outsized need for capital to fund growth Rapid Adoption of State Legalization As of August 2023, 40 states and Washington, D.C. have legalized cannabis for medical-use, and 23 states and Washington, D.C. have legalized cannabis for adult-use (2) Large and Growing Industry Regulated cannabis sales estimated to grow to $45 billion by 2027, almost double 2022 estimated regulated sales of $26 billion(1) Limited Access to Financing Due to federal prohibition and being a nascent industry, U.S. cannabis operators were historically required to fund growth through highly dilutive forms of capital absent other forms of financing (1) Source: BDSA Legal Cannabis Market Forecast (June 2023). (2) Source: 2023 U.S. Cannabis Report, New Frontier Data, National Conference of State Legislatures (www.ncsl.org) as of June 2023.

Innovative Industrial Properties 4 OUR BUSINESS MODEL & BENEFITS Structured long-term cash flows • Generally, 15-20 year initial lease terms (vs. ~5 years for traditional industrial leases) • Leases generally subject to parent company guarantees covering operations throughout the United States Capital efficient lease structure • Target leases are 100% triple-net ⚬ No recurring capital expenditures during lease term ⚬ All property expenses paid by the tenant, including capital repairs and replacements Strong initial rental yields with annual escalations We work closely with state-licensed cannabis operators Provide non-dilutive capital Facilitate our tenants’ growth plans Execute sale-leasebacks and fund improvements for cultivation, processing and retail properties

Innovative Industrial Properties 5 # of Tenants by Year (5) # of Properties by Year # of States by Year 1 4 9 14 17 19 19 19 2016 2017 2018 2019 2020 2021 2022 6/30 1 4 8 18 20 26 29 30 2016 2017 2018 2019 2020 2021 2022 6/30 Capital Committed by Year ($)(1) 30.0M 73.3M 167.4M 690.0M 1.3B 2.0B 2.3B 2.4B 2016 2017 2018 2019 2020 2021 2022 6/30 IIPR AS OF JUNE 30, 2023 Note: Data as of June 30, 2023, unless otherwise noted. (1) Total Committed / Invested Capital includes (1) total investments in properties (consisting of purchase price and construction funding and improvements reimbursed to tenants, if any, but excluding transaction costs) and (2) total additional commitments to reimburse certain tenants and sellers for completion of construction and improvements at the properties. Excludes a $23.0 million loan commitment from us to a developer for construction of a regulated cannabis cultivation and processing facility in California and a seller-financed note issued to us by the buyer in connection with our disposition of a portfolio of four properties in southern California. (2) Operating Portfolio is defined as all properties that (a) are leased or (b) are not leased but ready for their intended use. Operating Portfolio includes approximately 1.0 million square feet under development or redevelopment. (3) Reflects annualized common stock dividend paid on July 14, 2023 of $1.80 per share. The decision to declare or pay dividends is in the sole discretion of our board of directors in light of conditions then existing, and there can be no assurance that a dividend will be declared or paid for any time period in any amount. (4) Weighted average lease length calculated by weighting the remaining lease term based on the base rent and management fees, after the expiration of applicable base rent phase-in periods for the Operating Portfolio. (5) Each “Tenant” represents the parent company of the tenant, for which the parent company has provided a corporate guaranty. A parent company may have multiple tenant subsidiaries across IIP’s properties. Includes one tenant for a pre-leased and under-development property in CA. $2.4B Total Committed / Invested Capital(1) 108 Properties (Operating Portfolio - 103)(2) 8.1M Rentable Square Feet - Operating Portfolio(2) 19 U.S. States $7.20 Q2 2023 Annualized Dividend(3) $76.5M Q2 2023 Total Revenue 14.9 Years Weighted Average Lease Length(4) 1 5 11 45 65 102 110 108 2016 2017 2018 2019 2020 2021 2022 6/30

Innovative Industrial Properties 6 PORTFOLIO OVERVIEW IIPR has a geographically diversified portfolio of properties throughout the United States State Diversification(1) PA MA IL MI CA NY FL OH NJ MD Other Total 16.1% 12.8% 12.8% 11.7% 8.7% 8.0% 7.0% 4.7% 4.4% 3.7% 10.1% 100% Public vs. Private (1) 58% Public 42% Private Note: Data as of June 30, 2023, unless otherwise noted. (1) As a % of Total Committed / Invested Capital. % based on the Total Portfolio for State Diversification. % based on leased Operating Portfolio, for all others. See footnote (1) on page 5. (2) “MSO” stands for Multi-State Operator which means the tenant (or guarantor) conducts cannabis operations in more than one state. “SSO” stands for Single-State Operator which means the tenant (or guarantor) conducts cannabis operations in a single state. (3) “Industrial” reflects facilities utilized or expected to be utilized for regulated cannabis cultivation, processing and/or distribution activities, which can consist of industrial and/or greenhouse space. Property Type (1) 3% Retail 91% Industrial(3) 6% Industrial / Retail Operator Type (1)(2) 89% MSO 11% SSO

Innovative Industrial Properties 7 TRACK RECORD OF GROWTH AND PROFITABILITY Note: Dollars in thousands. (1) “Net Operating Income (NOI)” reported as total revenue less property expenses on the company’s consolidated statements of income. (2) "CAGR" represents compound annualized growth rate for the relevant metric. (3) “G&A” reported as “general and administrative expense” on the company’s consolidated statements of income. (4) See the company’s applicable periodic reports filed with the SEC for definitions of funds from operations (“FFO”) and adjusted funds from operations ("AFFO") (each a supplemental non-GAAP financial measure) and reconciliation of FFO and AFFO to GAAP net income attributable to common stockholders. $2,352 $9,727 $34,992 $98,078 $174,984 $233,748 2017 2018 2019 2020 2021 2022 Year Over Year AFFO(2)(4) Year Over Year G&A as a % of NOI (1)(3) $5,610 $6,375 $9,818 $14,182 $22,961 $38,520 89.0% 44.4% 22.6% 12.7% 11.5% 14.5% 2017 2018 2019 2020 2021 2022 G&A G&A % of NOI Year Over Year FFO(2)(4) $520 $8,262 $30,722 $92,403 $154,414 $210,736 2017 2018 2019 2020 2021 2022 Year Over Year Net Operating Income (NOI)(1)(2) $6,302 $14,342 $43,352 $111,944 $200,108 $265,839 2017 2018 2019 2020 2021 2022

# COMPARATIVE PERFORMANCE

## Common Stock Dividend Per Share(1)


2%
10%
3%
1%
9%
19%
(3%)
9%
48%
1-Year CAGR
3-Year CAGR
5-Year CAGR
REIT(2)
S&P 500
IIPR

## Net Income Attributable to Common Stockholders Per Share(1)


4%
8%
1%
(6%)
21%
25%
(2%)
10%
53%
1-Year CAGR
3-Year CAGR
5-Year CAGR
REIT(2)
S&P 500
IIPR (Diluted)

## Historical Rent Collection (Operating Portfolio)(3)


100%
100%
100%
100%
99%
100%
97%
98%
Invested Capital
% Rent Collection
$30.0M
$73.3M
$167.4M
$690.0M
$1.3B
$2.0B
$2.3B
$2.4B
2016
2017
2018
2019
2020
2021
2022
6/30

(1) Per S&P Capital IQ Pro latest available data as of August 2, 2023. S&P Capital IQ Pro excludes outliers for each index. See footnote (2) on page 7.
(2) REIT index is made up of constituent data for the FTSE NAREIT U.S. Real Estate Index Series found on the National Association of Real Estate Investment Trusts ("NAREIT") website, representing publicly traded REITs across the United States.
(3) Calculated as base rent and property management fees collected over contractual base rent and property management fees due for the period. Includes security deposits applied for the payment of rent. Q3 2022, Q4 2022 and Q1 2023 include approximately $2.2 million, $541,000 and $3.1 million, respectively, of security deposits applied in connection with non-payment of rent. Q1 2023 also includes approximately $1.1 million of security deposits applied for payment of rent in connection with previously disclosed amendments with Holistic Industries, Inc. ("Holistic") at a California property and a Michigan property, which are subject to repayment over a future twelve-month period. Q2 2023 includes $1.5 million of security deposits applied for payment of rent in connection with the Holistic amendments and a previously disclosed amendment with Temescal Wellness of Massachusetts, LLC, all of which are subject to repayment over a future twelve-month period.

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# TOP TEN TENANTS BY INVESTED CAPITAL

## Top ten tenants represent ~72% of the company's invested capital

| | | IIP Portfolio | | | | | First Quarter 2023[3] | | Tenant Information | |
|---|---|---|---|---|---|---|---|---|---|---|
| | | Invested Capital[1] | | | Total Investment | # of | | Adjusted | Market | MSO |
| # | Tenant | $ | % | Square Feet[2] | / Square Feet | Leases | Revenue | EBITDA[4] | Capitalization[5] | / SSO[6] |
| 1 | PharmaCann | $321,172 | 13.5% | 688 | $467 | 11 | Private Co. | Private Co. | Private Co. | MSO |
| 2 | Ascend Wellness (AWH) | 214,050 | 9.0% | 624 | 343 | 4 | $114 | $23 | $127 | MSO |
| 3 | Green Thumb Industries | 176,800 | 7.4% | 664 | 266 | 3 | 249 | 76 | 1,806 | MSO |
| 4 | Parallel | 175,650 | 7.4% | 832 | 211 | 3 | Private Co. | Private Co. | Private Co. | MSO |
| 5 | Curaleaf | 175,047 | 7.3% | 578 | 303 | 8 | 336 | 73 | 2,236 | MSO |
| 6 | Columbia Care | 147,834 | 6.2% | 588 | 251 | 21 | 125 | 16 | 189 | MSO |
| 7 | Trulieve | 146,503 | 6.1% | 740 | 198 | 6 | 289 | 78 | 730 | MSO |
| 8 | Holistic Industries | 121,900 | 5.1% | 333 | 366 | 5 | Private Co. | Private Co. | Private Co. | MSO |
| 9 | Cresco Labs | 120,845 | 5.1% | 379 | 319 | 5 | 194 | 29 | 511 | MSO |
| 10 | 4Front Ventures[7] | 119,150 | 5.0% | 488 | 244 | 4 | 30 | 4 | 98 | MSO |
| | **Top 10 Tenants Total** | **$1,718,951** | **72.0%** | **5,914** | **$291** | **70** | | | | |

Note: Data as of June 30, 2023, unless otherwise noted.
(1) Dollars in thousands, see footnote (1) on page 5.
(2) Square feet in thousands.
(3) Dollars in millions, based on each company's public securities filings and earnings release, available at www.sec.gov, www.sedar.com, or each company's respective website, for the quarter ended March 31, 2023.
(4) Adjusted EBITDA is a non-GAAP financial measure utilized in the industry. For definitions and reconciliations of Adjusted EBITDA to net income, see each company's public securities filings, available at www.sec.gov or www.sedar.com.
(5) Dollars in millions, per S&P Capital IQ Pro as of 6/30/2023.
(6) See footnote (2) on page 6.
(7) Includes one property acquired in January 2022 for $16.0 million which did not satisfy the requirements for sale-leaseback accounting and therefore, the transaction is recognized as a note receivable and is included in other assets, net on our consolidated balance sheet.

Innovative Industrial Properties 9

Innovative Industrial Properties 10 Balance Sheet Statistics $4.4 Million $300.0 Million 2023 2024 2025 2026 2027 Thereafter Exchangeable Senior Notes Notes Due 2026 BALANCE SHEET HIGHLIGHTS Debt Overview Exchangeable Senior Notes: • $4.4M of 3.75% exchangeable senior notes, maturing February 21, 2024 • Exchangeable for cash, common stock, or a combination (at IIP’s option) Unsecured Senior Notes: • Investment Grade Rating BBB+ from Egan Jones, since May 2021 • $300.0M of 5.50% unsecured senior notes due May 25, 2026 Capital Structure(2) Debt Maturity Profile (3) Note: As of June 30, 2023, unless otherwise noted. (1) Calculated in accordance with the indenture governing the Notes due 2026, included in the Current Report on Form 8-K filed with the Securities and Exchange Commission on May 25, 2021. (2) Share price per S&P Capital IQ Pro as of 6/30/2023. (3) Principal amount shown as provided in the Company’s latest quarterly filing. $0.0B $0.3B $0.6B $0.9B $1.2B $1.5B $1.8B $2.1B $2.0B in Common Equity $15.0M in Preferred Equity $304.4M in Gross Debt 12% Debt to Total Gross Assets(1) >16x Debt Service Coverage Ratio(1) No Material Debt Maturities Until 2026 IIP Is One of the Lowest Leveraged Public REITs

Innovative Industrial Properties 11 LICENSING, ZONING, & REGULATORY DYNAMICS Establishing a Cultivation, Processing or Dispensary Facility is a Multifaceted Process with Significant Hurdles • A regulated cannabis operator must obtain proper licensing from the state for the facility • Licensing driven by state specific program requirements, including limited licensing, costs and applicant requirements for licensing, identification of specific real estate for license approval • In many states, a highly competitive process, with highly valued license Licensing Zoning Regulatory • Limited opportunities for locating regulated cannabis facilities based on zoning and permitting requirements imposed at county and city levels, including community support • Extensive negotiations with local governments for permitting and approvals • Highly regulated at the state and local levels, including extensive security, fire protection, seed to sale tracking, testing, and other requirements • Periodic inspections by local fire and safety officials and cannabis authorities to ensure compliance

Innovative Industrial Properties 12 UNDERWRITING & MONITORING • Evaluation of financial projections utilizing existing knowledge of industry dynamics • Detailed review of financial statements, strategic initiatives, and growth plans • Experienced management team • Alignment of management within ownership of the business Detailed Background on Management Ability to Raise Capital Detailed Financial Underwriting Guarantees and Security Deposits Ongoing Monitoring • Quarterly reviews and requests for information pertaining to financials and ongoing operations of all properties • Meetings with tenants to talk through operations and financials • Evaluation of the macro environment surrounding strategic capital raising in the tenants’ prospective markets • History of successful capital raising and a cash balance on hand today • Leases generally subject to parent company guarantees covering operations throughout the United States • Security deposits with larger deposits for less mature tenants

# INSIDE LOOK: CULTIVATION AND PROCESSING FACILITY

**Grow Rooms:**

- Mother room – houses the large plants with genetics desired for the production plants
- Clone room – leaves from the mother plants are used to propagate new plants
- Veg room – clone room plants are transferred to the veg room, which may include tiered benching for efficiency
- Flower room – veg room plants are transferred to the flower room, which may also include tiering for enhanced productivity



Mother Room



Extraction Room

**Extraction Room Methods:**

- Carbon dioxide extraction
- Ethanol extraction
- Hydrocarbon extraction
- Solventless extraction

**Extraction Core Focus:**

- Safety
- Workflow
- Scalability

**Flower rooms generally require the following:**

- Temperature and humidity maintenance
- Grow lighting
- A growing medium or substrate
- Irrigation and fertigation control systems
- Carbon dioxide
- Mechanical ventilation



Flower Room



Fertigation Room

**Other Key Infrastructure Considerations:**

- Enhanced mechanical, electrical, and plumbing infrastructure ("MEP")
- Significant ceiling clearance
- Water recycling systems
- Emergency power systems
- On-site energy generation

Note: For illustrative purposes only; building infrastructure specifications can vary significantly from property to property.

Innovative Industrial Properties 13

Innovative Industrial Properties 14 $30B $35B $39B $44B $51B $57B $62B $67B $71B 2022E 2023E 2024E 2025E 2026E 2027E 2028E 2029E 2030E CANNABIS IS A LARGE AND GROWING INDUSTRY $30B $35B $40B $44B $48B $51B $54B $57B $58B 2022E 2023E 2024E 2025E 2026E 2027E 2028E 2029E 2030E Long-Term Growth Outlook for Cannabis $71B Est. Legal Cannabis Sales Growth by 2030 representing a 11% CAGR(1) 68% U.S. Population of States with an IIP Presence(2) +9% Avg. 5 Yr. Est. Cannabis Sales CAGR for IIP Property Owned States(3) Est. Forecast Sales U.S. Potential Legal Cannabis (1) Est. Sales Forecast U.S. Current Legal Cannabis (4) (1) 2023 U.S. Cannabis Report, New Frontier Data, based on 9 states demonstrating strong likelihood to legalize adult use cannabis, and 9 states likely to legalize medical use prior to 2030 according to New Frontier Data. (2) Per 2020 US Census Data. (3) Per the 2023 MJBiz Factbook, 11th Edition. High-end sales estimates were used. (4) 2023 U.S. Cannabis Report, New Frontier Data, based on existing states that have adopted adult use and/or medical use cannabis programs as of March 2023.

Innovative Industrial Properties 15 EXECUTIVE CHAIRMAN & CO-FOUNDER Alan Gold Executive Chairman & Co-Founder Co-founder of BioMed Realty Trust (formerly NYSE: BMR); served as Chairman and CEO from inception of its predecessor in 1998 through BMR’s sale in 2016 • Owner and operator of high-quality life science real estate • Previously publicly traded investment grade REIT Co-founded Alexandria Real Estate Equities (NYSE: ARE) in 1994 and served as President and a director until 1998 • Invests in office buildings and laboratories leased to life science and technology companies Executive Chairman of IQHQ, Inc. • Privately-held life science real estate company with properties in both the U.S. and U.K. Alan Gold has experience starting real estate companies focused on nuanced, regulated industries.

# SENIOR MANAGEMENT TEAM



**Paul Smithers**

President, CEO and Co-Founder

- 35+ years of legal and regulatory experience
- Previously co-founded Iso Nano International, LLC



**David Smith**

CFO and Treasurer

- 20+ years of finance and real estate experience
- Former CFO of Aventine Property Group, Inc.



**Catherine Hastings**

COO

- 20+ years of accounting and real estate experience
- Former VP, Internal Audit of BioMed Realty



**Ben Regin**

CIO

- 18+ years of real estate and accounting experience
- Former Senior Associate, Investments and Asset Management at BioMed Realty



**Brian Wolfe**

VP, GC, and Secretary

- Former VP, Corporate Legal of BioMed Realty
- Former attorney at Latham & Watkins LLP



**Andy Bui**

VP, Chief Accounting Officer

- Former Senior Director, Financial Reporting at BioMed Realty



**Tracie Hager**

VP, Asset Management

- 30+ years of experience in property management
- Former VP, Property Management at BioMed Realty



**Kelly Spicher**

VP, Real Estate Counsel

- 20+ years legal experience representing real estate matters
- Former attorney at Foley & Lardner LLP

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